UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2019

Hyundai Auto Receivables Trust 2019-A

(Issuing Entity)

Central Index Key Number: 0001771225

Hyundai ABS Funding, LLC

(Depositor)

Central Index Key Number: 0001260125

Hyundai Capital America
(Sponsor)

Central Index Key Number: 0001541028

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-229037 333-229037-01	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 732-2697

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

In connection with the issuance and sale of the Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C Asset Backed Notes (together, the “Notes”) described in the Final Prospectus dated April 3, 2019, and which were issued on April 10, 2019 (the “Closing Date”), the Registrant is filing the following documents, each of which is dated the Closing Date.

1. Receivables Purchase Agreement, between Hyundai ABS Funding, LLC (“HABS”) and Hyundai Capital America (“HCA”), pursuant to which HCA transferred to HABS certain retail installment sale contracts relating to certain new and used automobiles, light-duty trucks and minivans (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among HABS, U.S. Bank Trust National Association (the “Owner Trustee”) and HCA which amended and restated the Trust Agreement, dated as of December 6, 2018, pursuant to which Hyundai Auto Receivables Trust 2019-A (the “Trust”) was created.

3. Sale and Servicing Agreement, by and among the Trust, HABS, as depositor, HCA, as seller and servicer, and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Trust.

4. Indenture, by and between the Trust and the Indenture Trustee, pursuant to which the Notes were issued.

5. Owner Trust Administration Agreement, by and among the Trust, HCA, as administrator and the Indenture Trustee, relating to the provision by HCA of certain services relating to the Notes.

6. Asset Representations Review Agreement among the Trust, HCA, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-229037).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Owner Trust Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement, as Exhibit 10.5 is the form of Asset Representations Review Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated the Closing Date, between the Indenture Trustee and the Trust.
10.1	Receivables Purchase Agreement, dated the Closing Date, by and between HCA, as seller, and HABS, as depositor.
10.2	Sale and Servicing Agreement, dated the Closing Date, among the Trust, HCA, as seller and servicer, HABS, as depositor, and the Indenture Trustee.
10.3	Owner Trust Administration Agreement, dated the Closing Date, by and among the Trust, HCA, as administrator and the Indenture Trustee.
10.4	Amended and Restated Trust Agreement, dated the Closing Date, by and among HABS, as depositor, the Owner Trustee and HCA, as administrator.
10.5	Asset Representations Review Agreement, dated the Closing Date, among the Trust, HCA and Clayton Fixed Income Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date: April 11, 2019

HYUNDAI ABS FUNDING, LLC

By: /s/ Charley Changmin Yoon

Name: Charley Changmin Yoon

Title: President and Secretary